Managed Portfolio Series (the “Trust”)
Leuthold Grizzly Short Fund
Supplement dated September 3, 2025
to the Prospectus and Statement of Additional Information
dated January 28, 2025, as amended

Reverse Stock Split – Leuthold Grizzly Short Fund (GRZZX)
The Board of Trustees of the Trust, on behalf of its series, the Leuthold Grizzly Short
Fund (the “Fund”), has approved a one-for-four reverse stock split of the issued and outstanding shares of the Fund. After the close of markets on September 22, 2025, the Fund will effect a reverse split of the Fund’s issued and outstanding shares of common stock held by shareholders of record at the close of business on September 22, 2025. No trading in the Fund will be permitted on September 22, 2025, the day of the stock split, or on September 19, 2025, if the trades settle on the day of the stock split. The shares of the Fund will be offered on a split-
adjusted basis beginning on September 23, 2025.
As a result of the reverse stock split, every four shares of the Fund will be exchanged for one share of the Fund. Accordingly, the number of the Fund’s issued and outstanding shares will decrease by 75%, and the Fund’s per share NAV will increase fourfold. The reverse share split provides shareholders of Fund with fewer shares of the Fund, but the total dollar value of a shareholder’s investment in shares of the Fund, will not change due to the reverse stock split, and each shareholder will continue to own approximately the same percentage (by value) of shares of the Fund immediately following the reverse stock as the shareholder owned immediately prior to the reverse stock split. The reverse stock split will not be a taxable event, nor does it have an impact on the Fund’s holdings or performance.
The total dollar value of a shareholder’s investment will not be affected by the reverse stock split. The table below illustrates the effect of a hypothetical one-for-four reverse split on a shareholder’s investment:

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$5	$500
Post-Split	25	$20	$500
* * *
Please retain this Supplement for future reference.